UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO	80241
(Address of principal executive offices)	(Zip Code)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 6, 2025 Ascent Solar Technologies, Inc. (the “Company”) published an updated corporate presentation.

A copy of the Company’s press release summarizing the presentation is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

A copy of the updated corporate presentation is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. The corporate presentation will also be available on the Company’s website in the Investors section at https://ascentsolar.com/investor-relations.

The information contained in this Item 7.01 of this current report on Form 8-K and in the accompanying exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	99.1	Press Release, dated August 6, 2025
	99.2	Corporate Presentation Dated August 2025
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

August 6, 2025	By:	/s/ Jin Jo
	Name:	Jin Jo
	Title:	Chief Financial Officer